UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 29, 2007
                                                ------------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10
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                         (Exact name of issuing entity)

       J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

  JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc., Nomura Credit & Capital Inc., Eurohypo AG, New York Branch and PNC Bank, National Association
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            (Exact name of sponsors as specified in their charters)


   Delaware                  333-140804-01                     13-3789046
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(State or other         (Commission File Number              (IRS Employer
jurisdiction of            of issuing entity)              Identification No.
incorporation of                                              of depositor)
depositor)


            270 Park Avenue
            New York, New York                                    10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code      (212) 834-9299
                                                 -------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on April 13, 2007, is hereby amended because Schedules 1 and 2 to the Pooling and Servicing Agreement attached as an exhibit to such Current Report were not the correct versions of such Schedules 1 and 2.

      Attached as Exhibit 4 is the corrected Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10. On March 29, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a pooling and servicing agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as co-trustee, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10 (the "Certificates"). The Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3S, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JFL, Class A-JS, Class B-S, Class C-S and Class D-S Certificates, having an aggregate initial principal amount of $4,783,549,000, were sold to J.P. Morgan Securities Inc., UBS Securities LLC, Citigroup Global Markets Inc., Commerzbank Capital Markets Corp. and PNC Capital Markets LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of March 26, 2007, by and among the Company and the Underwriters.

      This Form 8-K/A filing replaces, in its entirety, the Pooling and Servicing Agreement filed under Item 9.01, Exhibit No. 4, pursuant to Form 8-K, dated March 29, 2007 and filed on April 13, 2007.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of March 26, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS Securities LLC, Citigroup Global Markets Inc., Commerzbank Capital Markets Corp.and PNC Capital Markets LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of March 1, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc. and Wachovia Bank, National Association, as master servicers, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as co-trustee. (Filed herewith.)

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of March 1, 2007 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between UBS Real Estate Securities Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by UBS Real Estate Securities Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Nomura Credit & Capital, Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between Eurohypo AG, New York Branch and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, between PNC Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by PNC Bank, National Association.

Exhibit 10.6 Mortgage Loan Purchase Agreement, dated as of March 1, 2007, among AIG Mortgage Capital, LLC, SOME II, LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by AIG Mortgage Capital, LLC and SOME II, LLC.

Exhibit 10.7 ISDA Master Agreement relating to the Class A-2SFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.8 Schedule to the ISDA Master Agreement relating to the Class A-2SFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.9 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement relating to the Class A-2SFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.10 ISDA Master Agreement relating to the Class A-JFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.11 Schedule to the ISDA Master Agreement relating to the Class A-JFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

Exhibit 10.12 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement relating to the Class A-JFL Certificates, dated as of March 29, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 16, 2007                  J.P. MORGAN CHASE COMMERCIAL
                                            MORTGAGE SECURITIES CORP.



                                       By: /s/ Dennis Schuh
                                          --------------------------------------
                                          Name:  Dennis Schuh
                                          Title: Executive Director

                                INDEX TO EXHIBITS
                                -----------------

                                                                     Paper (P)
Item 601(a) of                                                           or
Regulation S-K                                                       Electronic
Exhibit No.       Description                                            (E)
-----------       -----------                                            ---

4                 Pooling and Servicing Agreement, dated as of           (E)
                  March 1, 2007, by and among J.P. Morgan Chase
                  Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc. and
                  Wachovia Bank, National Association, as master servicers, J.E. Robert Company, Inc., as special servicer, Wells Fargo Bank, N.A., as trustee, and LaSalle Bank National Association, as co-trustee.